SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2026

(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification Number)
VT		001-15985	03-0283552

(Address of principal executive offices)			(Zip Code)
20 Lower Main St., P.O. Box 667			05661-0667
Morrisville	,	VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Common Stock, $2.00 par value	UNB	Nasdaq Stock Market
(Title of class)	(Trading Symbol)	(Exchanges registered on)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE: This Current Report on Form 8‑K/A amends the Current Report on Form 8‑K filed by Union Bankshares, Inc. with the Securities and Exchange Commission on April 15, 2026 (the “Original Form 8‑K”). The Original Form 8‑K furnished a press release dated April 15, 2026 under Items 2.02 and 9.01 as Exhibit 99.1. The press release furnished as Exhibit 99.1 to the Original Form 8‑K incorrectly stated that the Company’s total deposits as of March 31, 2025 were $1.81 billion. The correct total deposits as of March 31, 2025 were $1.18 billion. The April 15, 2026 press release was corrected on April 17, 2025. This Form 8‑K/A is being filed solely to furnish the corrected press release as Exhibit 99.1. No other information in the Original Form 8‑K has changed.

Item 2.02. Results of Operations and Financial Condition

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

On April 17, 2026, Union Bankshares, Inc. corrected a press release, a copy of which is furnished with this Amendment No. 1 to Form 8-K as Exhibit 99.1, announcing net income and net income per share for the first quarter ended March 31, 2026, as well as the declaration of a regular quarterly cash dividend. The corrected press release supersedes and replaces the original press release issued on April 15, 2026 and filed as Exhibit 99.1 to the Form 8-K report filed on April 15, 2026.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

The following Exhibit, referred to in Item 2.02 of the Report is furnished, not filed; herewith:

Exhibit 99.1    Union Bankshares, Inc. Press Release dated April 15, 2026, as corrected on April 17, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

April 17, 2026	/s/ David S. Silverman
David S. Silverman
Chief Executive Officer

April 17, 2026	/s/ Karyn J. Hale
Karyn J. Hale
Chief Financial Officer

EXHIBIT INDEX

99.1	Union Bankshares, Inc. Press Release dated April 15, 2026, as corrected on April 17, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)